FOR IMMEDIATE RELEASE
Contact: Nick Zangari
(502) 394-1157
Nick.Zangari@kyderby.com
Churchill Downs Incorporated and Eldorado Resorts Announce Mutual Termination of Lady Luck Casino Vicksburg Acquisition and Amendment to Presque Isle Downs & Casino Acquisition
Churchill Downs Agrees in Principle to Assume Management of
Eldorado Resorts’ Lady Luck Casino Nemacolin
LOUISVILLE, Ky. (July 9, 2018) - Churchill Downs Incorporated (“CDI” or the “Company”) (Nasdaq: CHDN) today announced that it has terminated its definitive purchase agreement to acquire substantially all of the assets and properties used in connection with the operation of Lady Luck Casino in Vicksburg, Mississippi ( the “Lady Luck Vicksburg Transaction”) and amended its previously announced definitive purchase agreement (the “Amendment”) to acquire substantially all of the assets and properties used in connection with Presque Isle Downs & Casino in Erie, Pennsylvania (the “Presque Isle Transaction”) from Eldorado Resorts, Inc. (“ERI”) (Nasdaq: ERI). Pursuant to a Termination Agreement and Release, dated as of July 6, 2018, by and among CDI, ERI and certain subsidiaries of ERI (the “Termination Agreement”), CDI has agreed to pay to ERI a termination fee of $5.0 million, subject to the parties’ execution of a definitive agreement with respect to the Lady Luck Nemacolin Transaction, as described below.
As previously disclosed, on February 28, 2018, CDI announced that it had entered into two separate definitive asset purchase agreements with ERI and certain of its subsidiaries to effectuate the Presque Isle Transaction and Lady Luck Vicksburg Transaction for total aggregate consideration of approximately $229.5 million, to be paid in cash, subject to certain working capital and other purchase price adjustments.
Also as previously disclosed, on May 7, 2018, CDI and ERI each received a request for additional information and documentary material (a “Second Request”) pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), from the Federal Trade Commission (the “FTC”) in connection with the FTC’s review of the pending Lady Luck Vicksburg Transaction.
Following receipt of, and consideration of the time and expense needed to reply to, the Second Request, pursuant to the Termination Agreement, CDI and ERI mutually agreed to terminate their respective rights and obligations with respect to the Lady Luck Vicksburg Transaction.
Concurrently with the entry into the Termination Agreement, CDI and ERI also entered into the Amendment, pursuant to which CDI and ERI have agreed to, among other things: (i) eliminate the consummation of the Lady Luck Vicksburg Transaction as a condition to closing the Presque Isle Transaction, (ii) withdraw the parties’ filings previously submitted in connection with the HSR Act and submit new filings pursuant to the HSR Act to reflect the transactions contemplated by the Amendment and the Termination Agreement and, (iii) cooperate in good faith, subject to certain conditions, to enter into an agreement pursuant to which CDI will assume the rights and obligations of an affiliate of ERI to operate the Lady Luck Casino Nemacolin in Farmington, Pennsylvania for cash consideration of $100,000 (the “Lady Luck Nemacolin Transaction”). The Presque Isle Transaction reflects a stand-alone purchase price of $178.9 million subject to certain working capital and other purchase price adjustments and remains dependent on usual and customary closing conditions. Closing of the Presque Isle Transaction is also conditioned on the execution of the definitive agreement with respect to the Lady Luck Nemacolin Transaction.
CDI and ERI believe they will be able to work expeditiously to complete the HSR review and promptly obtain the expiration (or termination) of the statutory waiting period for the Presque Isle and Lady Luck Nemacolin transactions pursuant to new filings under the HSR Act. Subject to expiration of termination of the waiting period under the HSR Act, receipt of Pennsylvania regulatory approvals, and other customary closing conditions, CDI and ERI expect the Presque Isle and Lady Luck Nemacolin transactions to close in the fourth quarter of 2018.
About Churchill Downs Incorporated
Churchill Downs Incorporated (CDI) (Nasdaq:CHDN), headquartered in Louisville, Ky., is an industry-leading racing, gaming and online entertainment company anchored by our iconic flagship event - The Kentucky Derby.  We are the largest legal online account wagering platform for horseracing in the U.S., through our ownership of TwinSpires.com and have announced our plans to enter the U.S. real money online gaming and sports betting markets.  We are also a leader in brick-and-mortar casino gaming with approximately 10,000 gaming positions in eight states. Additional information about CDI can be found online at www.churchilldownsincorporated.com.
Information set forth in this press release contains various "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The Private Securities Litigation Reform Act of 1995 (the "Act") provides certain "safe harbor" provisions for forward-looking statements. All forward-looking statements made in this press release are made pursuant to the Act.
The reader is cautioned that such forward-looking statements are based on information available at the time and/or management’s good faith belief with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Forward-looking statements speak only as of the date the statement was made. We assume no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. Forward-looking statements are typically identified by the use of terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “predict,” “project,” “seek,” “should,” “will,” and similar words, although some forward-looking statements are expressed differently.
Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Important factors that could cause actual results to differ materially from expectations include the following: the effect of economic conditions on our consumers' confidence and discretionary spending or our access to credit; additional or increased taxes and fees; the effect of changes in tax laws on the Company or an investment in our shares, including as a result of changes made pursuant to recently enacted U.S. tax legislation; public perceptions or lack of confidence in the integrity of our business; loss of key or highly skilled personnel; restrictions in our debt facilities limiting our flexibility to operate our business; general risks related to real estate ownership, including fluctuations in market values and environmental regulations; catastrophic events and system failures disrupting our operations, including the impact of natural and other disasters on our operations and our ability to obtain insurance recoveries in respect of such losses; inability to identify and complete acquisition, expansion or divestiture projects, on time, on budget or as planned; difficulty in integrating recent or future acquisitions into our operations; legalization of online real money gaming in the United States, and our ability to capitalize on and predict such legalization; inability to respond to rapid technological changes in a timely manner; inadvertent infringement of the intellectual property of others; inability to protect our own intellectual property rights; security breaches and other security risks related to our technology, personal information, source code and other proprietary information, including failure to comply with regulations and other legal obligations relating to receiving, processing, storing and using personal information; payment- related risks, such as chargebacks for fraudulent credit card use; compliance with the Foreign Corrupt Practices Act or applicable money-laundering regulations; work stoppages and labor issues; difficulty in attracting a sufficient number of horses and trainers for full field horseraces; inability to negotiate agreements with industry constituents, including horsemen and other racetracks; personal injury litigation related to injuries occurring at our racetracks; the inability of our totalisator company, United Tote, to maintain its processes accurately, keep its technology current or maintain its significant customers; weather conditions affecting our ability to conduct live racing; increased competition in the horseracing business; changes in the regulatory environment of our racing operations; declining popularity in horseracing; seasonal fluctuations in our horseracing business due to geographic concentration of our operations; increased competition in our casino business; changes in regulatory environment of our casino business; development and expansion of casinos is costly and susceptible to delays, cost overruns and other uncertainties; concentration and evolution of slot machine manufacturing and other technology conditions that could impose additional costs; impact of further legislation prohibiting tobacco smoking; geographic concentration of our casino business; changes in regulatory environment for our advanced deposit wagering business; increase in competition in the advanced deposit wagering business; inability to retain current customers or attract new customers to our advanced deposit wagering business; uncertainty and changes in the legal landscape relating to our advanced deposit wagering business; and failure to comply with laws requiring us to block access to certain individuals could result in penalties or impairment in our ability to offer advanced deposit wagering.